Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 6

dated as of July 29, 2010

among

AMERICREDIT MTN RECEIVABLES TRUST V,

as Debtor,

AMERICREDIT FINANCIAL SERVICES, INC.,

Individually and as Servicer,

MBIA INSURANCE CORPORATION,

as Note Insurer,

MERIDIAN FUNDING COMPANY, LLC,

as Purchaser,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent and as the Securities Intermediary

to

SECURITY AGREEMENT

dated as of October 3, 2006

AMENDMENT NO. 6, dated as of July 29, 2010 (the “Amendment”), among AMERICREDIT MTN RECEIVABLES TRUST V (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer (“AmeriCredit”), MBIA INSURANCE CORPORATION, as Note Insurer (“MBIA”), MERIDIAN FUNDING COMPANY, LLC, as Purchaser (“Meridian”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as the Securities Intermediary (“Wells Fargo”), to the Security Agreement dated as of October 3, 2006 (as previously amended by Amendment No. 1, dated as of April 27, 2007, Amendment No. 2, dated as of April 3, 2008, Amendment No. 3, dated as of October 30, 2008, Omnibus Amendment No. 1, dated as of March 5, 2009, Amendment No. 4, dated as of June 4, 2009, and Amendment No. 5, dated as of November 19, 2009, the “Security Agreement”), among the Debtor, AmeriCredit, AmeriCredit MTN Corp. V and Wells Fargo.

WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AmeriCredit, MBIA, Meridian and Wells Fargo (the “Parties”) upon the terms and conditions specified therein; and

WHEREAS, the Parties wish to amend the Security Agreement.

NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended, effective as of the date of this Amendment, as follows:

Section 1. Definitions.

Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

Section 2. Amendments to Section 1.1 of the Security Agreement (Definitions; The Note).

(i) The definitions of “Master Warehouse Facility Servicing Agreement” and “Master Warehouse Facility II Servicing Agreement” are deleted in their entirety.

(ii) The following definition of “Syndicated Warehouse Facility Servicing Agreement” is added to Section 1.1 in its proper alphabetical order:

“Syndicated Warehouse Facility Servicing Agreement” means the Sale and Servicing Agreement, dated as of February 26, 2010, by and among AmeriCredit Syndicated Warehouse Trust, AmeriCredit Funding Corp. XI, AmeriCredit and Wells Fargo Bank, National Association, as the same may be amended from time to time.

Section 3. Amendments to Section 6.1 (Termination and Amortization Events).

(i) Clause (o) in Section 6.1 is deleted in its entirety and replaced with the following:

(o) the Portfolio Net Loss Ratio for any Determination Date shall exceed 9.5%; or

(ii) Clause (r) in Section 6.1 is deleted in its entirety and replaced with the following:

(r) (i) the average Monthly Extension Ratios for the three most recent Determination Dates with respect to each Determination Date that occurs in the months of May, June, July, August, September and October shall exceed 3.75% or (ii) the average Monthly Extension Ratios for the three most recent Determination Dates with respect to each Determination Date that occurs in the months of November, December, January, February, March and April shall exceed 4.00%; or

(iii) Clause (u) of Section 6.1 is deleted in its entirety and is replaced with the following:

(u) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,850,000,000 plus (b) 50% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since December 31, 2009, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission plus (c) 75% of the net proceeds of any equity issued by AmeriCredit Corp. since December 31, 2009 (excluding any equity issued pursuant to equity incentive plans for employees and board members); or

(iv) Clause (cc) in Section 6.1 is deleted in its entirety and replaced with the following:

(cc) AmeriCredit is removed as servicer or is provided with notice of servicer non-renewal or non-extension pursuant to the Syndicated Warehouse Facility Servicing Agreement; or

(v) Clause (gg) of Section 6.1 is deleted in its entirety and is replaced with the following:

(gg) the GAAP Portfolio Net Loss Ratio for any Determination Date shall exceed 9.50%; or

(vi) Clause (jj) of Section 6.1 is deleted in its entirety and is replaced with the following:

(jj) AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, have less than $100,000,000 of Liquidity on the last day of any month; or

Section 4. Amendment to Exhibit.

Exhibit M (Cumulative Net Loss Static Pool Table) is hereby amended and supplemented by deleting such Exhibit in its entirety and substituting, in lieu thereof, Exhibit M attached hereto.

Section 5. Separate Counterparts.

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 6. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

Section 7. Binding Effect; Ratification of Security Agreement.

(a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

(c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

Section 8. No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Debtor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Debtor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Debtor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Debtor under this Amendment or any other related documents.

Section 9. Effectiveness of Amendment.

This Amendment will be effective only upon the execution by the parties hereto, satisfaction of any other requirements set forth in Section 9.2(b) of the Security Agreement and the payment by AmeriCredit of the fees specified in the Fee Letter, dated as of July 29, 2010, among AmeriCredit and MBIA.

Section 10. Instruction to Owner Trustee.

MBIA hereby instructs the Collateral Agent, as the Class B Certificateholder, to instruct the Owner Trustee to sign this Amendment. The Collateral Agent, as Class B Certificateholder, hereby instructs the Owner Trustee to sign this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT MTN RECEIVABLES TRUST V

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Debtor

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC.,
Individually and as Servicer

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Note Insurer

By:
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as the Securities Intermediary

By:
Name:
Title:

[Amendment No. 6 to Security Agreement dated as of July 29, 2010]

EXHIBIT M

Cumulative Net Loss Static Pool Table

solely with respect to AMCAR 2007-A-X, AMCAR 2007-B-F, AMCAR 2007-C-M,

AMCAR 2007-D-F, AMCAR 2008-A-F and AMCAR 2008-1

Seasoning	Trigger Rate

1 – 3 months	2.00%
4 – 6 months	3.50%
7 – 9 months	5.38%
10 – 12 months	7.00%
13 – 15 months	9.00%
16 – 18 months	10.80%
19 – 21 months	12.90%
22 – 24 months	14.00%
25 – 27 months	14.95%
28 – 30 months	16.10%
31 – 33 months	17.25%
34 – 36 months	17.85%
37 – 39 months	18.50%
40 – 41 months	19.00%
42 – 43 months	19.50%
44 – 46 months	20.00%
47 – 49 months	20.50%
50 – 51 months	20.75%
52 – 53 months	21.00%
54 – 55 months	21.25%
56 – 57 months	21.50%
58+ months	22.00%

Cumulative Net Loss Static Pool Table

solely with respect to APART 2007-1, APART 2007-2-M, AMCAR 2008-2, AMCAR

2009-1, APART 2009-1, AMCAR 2010-1, AMCAR 2010-A, AMCAR 2010-2 and any

new securitizations sponsored by AmeriCredit

Seasoning	Trigger Rate

1 – 3 months	2.00%
4 – 6 months	3.50%
7 – 9 months	5.38%
10 – 12 months	7.00%
13 – 15 months	9.00%
16 – 18 months	10.80%
19 – 21 months	12.90%
22 – 24 months	14.00%
25 – 27 months	14.95%
28 – 30 months	16.10%
31 – 33 months	17.25%
34 – 36 months	17.85%
37+	18.50%